UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2025

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37963	98-0630022
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
7700 Mills Civic Pkwy
West Des Moines, Iowa 50266
1 (515) 342-4678

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Depositary Shares, each representing a 1/1,000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series A	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 5.625% Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series B	ATHPrB	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series C	ATHPrC	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 4.875% Fixed-Rate Perpetual Non-Cumulative Preferred Stock, Series D	ATHPrD	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 7.75% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series E	ATHPrE	New York Stock Exchange

7.250% Fixed-Rate Reset Junior Subordinated Debentures due 2064	ATHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Louis-Jacques Tanguy as Executive Vice President and Chief Financial Officer

On February 26, 2025, Athene Holding Ltd. (the “Company”) announced that Louis-Jacques Tanguy had been appointed Executive Vice President and Chief Financial Officer of the Company, with such appointment to be effective as of March 1, 2025.

Mr. Tanguy, 53, served as Chief Accounting Officer and Controller of Apollo Global Management, Inc. (“AGM”), our parent company, and as Chief Accounting Officer and Controller of Apollo Asset Management, Inc., a subsidiary of AGM (together with AGM, “Apollo”), from January 2022 until his appointment at the Company. Mr. Tanguy remains a Partner at AGM. Before joining Apollo, Mr. Tanguy held the position of Managing Director at Deutsche Bank for thirteen years. Most recently, he was Managing Director, Head of Group Finance America and Global Head of Business Finance for Origination and Advisory at Deutsche Bank, where he provided a broad range of services in London and New York related to business finance, valuation control and complex trade reviews, treasury finance, financial performance and planning, accounting and regulatory policy and disclosure. From 2006 to 2008, Mr. Tanguy was Head of Asia Pacific Product Valuation Group at Merrill Lynch Japan Securities in Tokyo. From 2002 to 2006, Mr. Tanguy was Head of Product Control and Head of Risk and P&L for Fixed Income & Derivatives at Société Générale in Tokyo and Paris. He was previously an Associate Professor of Finance at the University of Aix-Marseille and Marseille Business School. Mr. Tanguy graduated from the University of Aix-Marseille with a Bachelor of Arts in Economics, a Master of Science in Applied Finance and a Doctor of Philosophy in Business Management.

Mr. Tanguy has no family relationship with any member of the Board of Directors of the Company or any executive officer of the Company and is not a party to any transactions listed in Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Tanguy and any other persons pursuant to which he was appointed Executive Vice President and Chief Financial Officer of the Company.

Mr. Tanguy entered into a standard indemnification agreement in substantially the same form that the Company has entered into with its other directors and officers. No new compensatory arrangements were entered into in connection with Mr. Tanguy’s appointment.

Retirement of Martin P. Klein from the Role of Executive Vice President and Chief Financial Officer

As previously disclosed, on October 31, 2024, Martin P. Klein notified the Company of his decision to retire from his role as Executive Vice President and Chief Financial Officer of the Company, effective upon the appointment of his successor. Effective upon Mr. Tanguy’s appointment as described above, Mr. Klein retired from his position as Executive Vice President and Chief Financial Officer of the Company and assumed the role of Senior Advisor with the Company.

Retirement of Sarah VanBeck from the Role of Senior Vice President, Controller and Principal Accounting Officer; Appointment of Tyler Goode as Senior Vice President, Controller and Principal Accounting Officer

Sarah VanBeck, Senior Vice President, Controller and Principal Accounting Officer of the Company, notified the Company of her decision to retire and move into an advisory role with the Company on or about October 1, 2025. The Company has appointed Tyler Goode as Senior Vice President, Controller and Principal Accounting Officer of the Company effective upon Ms. VanBeck’s transition to an advisory role. In the interim, Ms. VanBeck is expected to continue in her current role, ensuring continuity and providing guidance and support.

Mr. Goode, 38, has served as Vice President, Capital Management for the Company since January 2024. Prior to his current role, Mr. Goode served as Vice President, US Controller and Treasurer for the Company since March 2022, and he served as Vice President, Finance from June 2020 to March 2022. Mr. Goode joined the Company in October 2015 as Manager, Actuarial Controls and served in that role until being promoted to Director in January 2018. Prior to joining the Company, Mr. Goode served as Manager, Financial Accounting Advisory Services at Ernst & Young, LLP. Mr. Goode is a licensed Certified Public Accountant in Iowa. Mr. Goode has a Bachelor of Arts degree in Accounting and Finance from the University of Iowa.

Mr. Goode has no family relationship with any member of the Board of Directors of the Company or any executive officer of the Company and is not a party to any transactions listed in Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Goode and any other persons pursuant to which he was appointed Senior Vice President, Controller and Principal Accounting Officer of the Company.

It is expected that Mr. Goode will enter into a standard indemnification agreement in substantially the same form that the Company has entered into with its other directors and officers. No new compensatory arrangements were entered into in connection with Mr. Goode’s appointment.

Item 7.01     Regulation FD Disclosure.

On February 26, 2025, the Company issued a press release announcing Mr. Tanguy’s appointment as Executive Vice President and Chief Financial Officer of the Company as described in Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1.

The foregoing information, including the Exhibit referenced in Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing or document, except as shall be expressly set forth by specific reference in such a filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated February 26, 2025 (furnished and not filed).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date:	February 26, 2025	/s/ Joseph B. Cohen
Joseph B. Cohen
Executive Vice President and General Counsel